UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

On August 10, 2015, MeetMe, Inc. (the “Company”) held its annual meeting of stockholders. Proposals to be voted on by stockholders included:

1.	To elect six members to our Board of Directors (the “Board”);

2.

To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on July 10, 2015 (the “2015 Proxy Statement”); and

3.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

There were outstanding 45,462,637 shares of common stock and 1,479,949 shares of preferred stock each share being entitled to vote and voting together as a class for a total of 46,942,586 outstanding voting securities of the Company. 36,352,088 votes (77.43% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John Abbott	13,431,962	3,908,893	46,432	18,964,801
Jean Clifton	13,563,209	120,122	3,703,956	18,964,801
Geoffrey Cook	17,168,181	183,300	35,806	18,964,801
Ernesto Cruz	13,444,457	240,738	3,702,092	18,964,801
Spencer Rhodes	13,564,643	116,462	3,706,182	18,964,801
Jason Whitt	13,561,063	117,586	3,708,638	18,964,801

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the 2015 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,328,578	3,985,430	73,279	18,964,801

3.	Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTAIN
35,685,900	400,265	265,923

The information in this Item 5.07 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities & Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01          Other Events.

On August 7, 2015, the Company entered into a Settlement and Mutual Release (the "Settlement and Release") with the People of the State of California (the "People") resolving all claims relating to People of the State of California, ex rel. Dennis Herrera, San Francisco City Attorney v. MeetMe, Inc., et al. (Case No. CGC 14-537126), filed in the Superior Court of California, City of San Francisco, on February 3, 2014 (the "Litigation"). Pursuant to the Settlement and Release, (A) the Company has agreed, inter alia, to (i) implement a number of privacy-related product changes, (ii) restate its Terms of Service and Privacy Policy, and (iii) pay $200,000 to the People, and (B) the People have agreed to file with the court a Request of Dismissal With Prejudice for the entire Litigation.

The Company does not believe that the privacy-related product changes it has agreed to implement pursuant to the Settlement and Release will materially impact revenue, user growth, user engagement or traffic on its MeetMe mobile applications or website.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company, including impacts to revenue, user growth, user engagement and traffic on its MeetMe mobile applications or website. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Current Report on Form 8-K filed on June 3, 2015. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: August 12, 2015	By: /s/ Geoffrey Cook
Name: Geoffrey Cook
Title: Chief Executive Officer